EXHIBIT 10.30

                                    SCHEDULE

                    Information on 14 substantially identical
                       Environmental Indemnity Agreements
          (with respect to Exhibit 10.20) dated as of December 12, 2000 by Cornerstone Realty Income Trust, Inc.
                          and Co-Indemnitor Named Below
                      in favor of First Union National Bank


                                                                       Principal
Apartment Property                        Co-Indemnitor           Amount of Loan
------------------                        -------------           --------------

Arbor Trace
Virginia Beach, VA                        CRIT-VA, Inc.                5,000,000

Ashley Park
Richmond, VA                              CRIT-VA, Inc.                9,500,000

The Gables
Glen Allen, VA                            CRIT-VA, Inc.                8,000,000

Trolley Square
Richmond, VA                              CRIT-VA, Inc.                9,500,000

Trophy Chase
Charlottesville, VA                       CRIT-VA, Inc.               15,000,000

Heatherwood
Charlotte, NC                             CRIT-NC II, LLC             16,250,000

Summerwalk
Concord, NC                               CRIT-NC II, LLC              6,000,000

The Arbors on Forest Ridge
Bedford, TX                               CAC Limited Partnership      6,250,000



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                                                                       Principal
Apartment Property                        Co-Indemnitor           Amount of Loan
------------------                        -------------           --------------

Brandywine Park (Cutter's Point)
Richardson, TX                            CAC Limited Partnership      6,250,000

Eagle Crest
Irving, TX                                CAC Limited Partnership     15,000,000

Remington Hills at Las Colinas
Irving, TX                                CAC Limited Partnership     14,250,000

Sierra Ridge
San Antonio, TX                           CAC Limited Partnership      4,750,000

Timberglen
Dallas, TX                                CAC Limited Partnership      9,500,000

Toscana
Dallas, TX                                CAC Limited Partnership      5,250,000